UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 5, 2024

LANDSEA HOMES CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-38545	82-2196021
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1717 McKinney Avenue, Suite 1000

Dallas, TX 75202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (949) 345-8080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, par value $0.0001 per share	LSEA	The Nasdaq Capital Market
Warrants exercisable for Common Stock	LSEAW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On March 5, 2024, Landsea Homes Corporation, a Delaware corporation (the “Company”), entered into an underwriting agreement (the “Underwriting Agreement”) with Landsea Holdings Corporation (the “Selling Stockholder”) and B. Riley Securities, Inc. and BofA Securities, Inc., as representatives of the several underwriters named therein (the “Underwriters”), pursuant to which the Selling Stockholder agreed to sell to the Underwriters an aggregate of 2,434,783 shares of Common Stock at a price per share of $11.60 (before underwriting discounts and commissions) (the “Offering”). The Selling Stockholder also granted the Underwriters a 30-day option to purchase up to an aggregate of 365,217 additional shares of Common Stock (the “Additional Shares”) owned by the Selling Stockholder. The Offering and sale of the Additional Shares closed on March 8, 2024.

The Offering was made pursuant to a preliminary prospectus supplement and final prospectus supplement under the Company’s shelf registration statement on Form S-3 (File No. 333-252569) (the “Registration Statement”), each of which has been filed with the U.S. Securities and Exchange Commission.

The Selling Stockholder received all net proceeds from the sale of Common Stock pursuant to the Underwriting Agreement. The Company did not receive any of the proceeds from the sale of Common Stock by the Selling Stockholder.

The Company made certain customary representations, warranties and covenants in the Underwriting Agreement concerning, among other things, its business and the Registration Statement and the preliminary prospectus supplement and final prospectus supplement related to the Offering. The Company also agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, as amended.

The foregoing description of the Underwriting Agreement is not complete and is qualified in its entirety by reference to the complete text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 hereto and incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement dated March 5, 2024 by and among Landsea Homes Corporation, Landsea Holdings Corporation, as the selling stockholder thereto and B. Riley Securities, Inc. and BofA Securities, Inc., as representatives of the several underwriters.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDSEA HOMES CORPORATION

By:	/s/ Kelly Rentzel
Name:	Kelly Rentzel
Title:	General Counsel

Date: March 8, 2024